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                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                   FORM OF TERMS AND CONDITIONS OF APPOINTMENT

                                               RESOLUTION NO. _____________


I.      ORIGINAL ISSUANCE OF SECURITIES

        For the original issue of securities of the Trust of the class or classes designated above in the Resolution of Appointment, Wells Fargo Bank, National Association (the "Transfer Agent") is authorized and directed to issue such number of Shares as may be authorized for issuance from time to time upon receiving:

        a. Written instructions as to the issuance from an authorized officer or trustee of the Trust.

        b. A copy of resolutions of the Board of Trustees establishing the authority of the Transfer Agent, certified by the Secretary or Assistant Secretary of the Trust.

        c. A copy of the Agreement and Declaration of Trust with subsequent amendments certified by the Secretary of State of the Commonwealth of Massachusetts.

        d. A certified copy of any order, consent, decree or other authorization that may relate to the issuance of the new or additional Shares.

        e. An opinion of the Trust's counsel as to the due authorization and issuance of such Shares, the registration of such Shares under the Securities Act of 1933 (as amended) and the Securities Exchange Act of 1934 (as amended), or, if exempt from registration, the applicable section of the Act and the basis of such exemption, and that the order or consent of no governmental or regulatory authority other than that provided to the Transfer Agent is required in connection with the issuance of new or additional Shares or, if no such order or consent is required, a statement to that effect. The opinion should also indicate that such Shares are validly issued, fully paid and non-assessable.

        f. Such further documents as the Transfer Agent may reasonably request.

II.     AUTHORIZED OFFICERS

        If applicable, specimen signatures of the officers of the Trust authorized to sign such securities (see Exhibit A--DOCUMENTS REQUIRED TO MAKE EFFECTIVE THE

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        APPOINTMENT OF WELLS FARGO BANK, NATIONAL ASSOCIATION AS TRANSFER AGENT
        AND REGISTRAR) together with specimen certificates shall be provided to the Transfer Agent to be used by it for the purpose of comparison. The Transfer Agent shall be protected and held harmless in recognizing and acting upon any signature or certificates believed by it in good faith to be genuine. When any officer of the Trust shall no longer be vested with the authority to sign securities for the Trust, a written notice thereof shall immediately be given to the Transfer Agent and until receipt of such notice such Transfer Agent shall be fully protected and held harmless in recognizing and acting upon the securities bearing the signature of such officer or any signature believed by it in good faith to be such genuine signature.

        The Transfer Agent shall not be charged with notice of any change in the officers of the Trust until notice of such change shall be given in writing by the Trust to the Transfer Agent.

        All Shares shall be issued in electronic book-entry format only, and maintained on the register administered by the Transfer Agent. Share certificates will not be issued, and any investor requesting Share certificates will be referred to the Trust by the Transfer Agent.

III.   TRANSFER OF SHARES

       The Trust shall cause books for the registration and transfer of the Shares to be kept at the offices of the Transfer Agent. The Trust hereby appoints the Transfer Agent as its registrar and transfer agent to keep such books and to make such registrations and transfers under such reasonable procedures as the Transfer Agent may prescribe. The Transfer Agent is authorized and directed to make transfers from time to time upon the books of the Trust.

        Shares in book entry form, will be transferred or exchanged upon the surrender of the documents evidencing ownership of Shares in the form deemed by the Transfer Agent properly endorsed for transfer, accompanied by such documents as the Transfer Agent may deem necessary to evidence the authority of the person making the transfer. The Transfer Agent reserves the right to refuse to transfer Shares until it has received reasonable assurance that each necessary endorsement is genuine and effective and that the assignment of the Shares is valid and genuine. For that purpose, Transfer Agent may require an acceptable medallion guaranty of the signature of the person signing and appropriate assurance of authority to do so.

        New Shares delivered upon any transfer or exchange shall be valid obligations of the Trust, evidencing the same obligations as the Shares surrendered, and shall be entitled to all of the security and benefits hereof to the same extent as the Shares surrendered.

        Beneficial owners of the Shares will not receive physical delivery of Share certificates. A book-entry system maintained by the Transfer Agent will be

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        employed, evidencing beneficial ownership of the Shares in principal amounts, with transfers of beneficial ownership effected on the records of the Transfer Agent pursuant to procedures established by the Transfer Agent in accordance with applicable laws and regulations.

        Transfer of Shares and payment of dividends to participants of DTC shall be the responsibility of DTC; transfer of principal, redemption price and interest payments to beneficial owners by participants of DTC will be the responsibility of such participants and other nominees of beneficial owners. The Trust and the Transfer Agent shall not be responsible nor liable for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.

        Transfer Agent shall be fully protected and held harmless in recognizing and acting upon written instructions bearing the signature of an authorized officer believed by it in good faith to be a genuine signature.

        The Trust will at all times advise the Transfer Agent of any and all stop transfer notices or adverse claims lodged against Shares of the Trust and further, will notify the Transfer Agent when any such notices or claims have expired or been removed. The Transfer Agent is not otherwise responsible for stop transfer notices or adverse claims from either the Trust or third parties unless it has received actual written notice thereof.

        IV.     RECORDKEEPING

        The Transfer Agent is authorized and directed to maintain records showing the name and address of, and the number of Shares issued to each holder of said securities together with such other records as said Agent may deem necessary or advisable to discharge its duties as set forth in these resolutions.

        In case of any request or demand for the inspection of the Share records of the Trust or any other records in the possession of the Transfer Agent, subject to applicable law and regulation, the Transfer Agent will endeavor to notify the Trust and to secure instructions permitting or refusing such inspection. The Transfer Agent reserves the right to permit the inspection of the Share records or other records by a requesting party, if it is advised by its counsel that it is required by applicable law or regulation or court order to do so.

        The Transfer Agent agrees (i) to maintain all records in compliance with the requirements of applicable securities laws and regulations, and (ii) that all records which it maintains pursuant to its duties under these resolutions shall at all times remain the property of the Trust, and shall be readily accessible during normal business hours as such access may be required pursuant to the aforementioned securities laws and regulations. Such records shall, subject to applicable law and regulation, be promptly surrendered to the Trust upon the resignation or removal of the Transfer Agent or otherwise on written request.

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VI.     RESPONSIBILITIES, INDEMNITIES, AND COMPENSATION HEREUNDER

        The Transfer Agent is a national bank duly organized under the laws of the United States and as such is registered with the Securities and Exchange Commission as a transfer agent. In the event that the Transfer Agent ceases to be registered as such with the Securities and Exchange Commission, it will notify the Trust of such deregistration. The Trust may terminate the Transfer Agent, effective immediately, upon receipt of such notification.

        The Transfer Agent shall perform all the customary services of a transfer agent, registrar, agent of dividend reinvestment plan, cash purchase plan and other investment programs, dividend disbursing agent and a processor of payments as described in the attached Fee Schedule-Exhibit G. The detailed services and definition, frequency, limitations and associated costs (if any) of these services are set out in the attached Fee Schedule.

        The Transfer Agent may, but need not, rely conclusively and act or refuse to act without further investigation upon any list, instruction, certification, authorization, statement of Share ownership or other instrument or paper believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned or executed by any duly authorized person or persons, or upon the instruction of any officer of the Trust or the advice of counsel for the Trust, or counsel for the Transfer Agent. The Transfer Agent may make any transfer or registration of ownership for such Shares which is believed by it in good faith to have been duly authorized or may refuse to make any such transfer or registration if in good faith the Transfer Agent deems such refusal necessary in order to avoid any liability upon either the Trust or itself.

        If the Transfer Agent is replacing or succeeding a prior transfer agent or recordkeeper, the Trust shall provide a Trust's Final Balancing Report (see sample format in Exhibit E) and the prior transfer agent shall provide a Prior Transfer Agent Final Balancing Report (see sample format in Exhibit F), which will contain information about Shares outstanding, unresolved discrepancies, and such other information as the Transfer Agent shall request.

        The Transfer Agent may rely upon the records and information provided to it by a prior transfer agent or recordkeeper without independent review and shall have no responsibility or liability for the accuracy or inaccuracy of such records and information.

        The Transfer Agent is authorized by the Trust to execute all agreements, appoint agents or sub-agents and do all other acts reasonably deemed necessary to carry out the general purposes of this Resolution of Appointment; provided that no such agreement, without the written approval of the Trust, shall be binding

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        upon the Trust or result in an increase in amounts payable by the Trust hereunder.

        The Trust shall indemnify and hold harmless the Transfer Agent from and against any and all losses, costs, claims, damages, suits, judgments, penalties, liabilities, and expenses, including reasonable attorney's fees, which it may suffer or incur (a) by reason of any act or omission of the Trust, and (b) by reason of any action or non-action by the Transfer Agent required in accordance with these Terms and Conditions. This indemnification shall include, but not be limited to, the claims of third parties arising from or related to the agency, and claims relating to any action or non-action of a prior transfer agent of the Trust. Such indemnification shall survive any termination of services, including resignation or removal of the Transfer Agent. The Transfer Agent may, in connection with the agency, employ agents or attorneys-in-fact, and shall not be answerable for the default or misconduct of any such agent or attorney, provided the same shall have been selected with reasonable care.

        The Transfer Agent may consult with counsel of its choice, and any opinion of such counsel shall be full and complete authorization and protection to the Transfer Agent with respect to any action taken or omitted by it in good faith, in reliance upon such opinion, in connection with the performance of its duties or obligations as Transfer Agent, Registrar or Dividend Disbursing Agent. The Trust agrees to reimburse the Transfer Agent for all reasonable expenses (including reasonable counsel fees) incurred hereunder, as provided in the attached Fee Schedule - Exhibit G. Transfer Agent shall promptly notify the Trust when retaining counsel.

        The Transfer Agent is obligated to and agrees to comply with all applicable laws and regulations in the performance of its duties under this Resolution.

        The Transfer Agent shall ensure compliance with Office of Foreign Asset Control laws and regulations.

        The Transfer Agent shall provide reasonable assistance and any necessary documentation to ensure that the Trust complies with Rule 38a-1 of the Investment Company Act of 1940, as amended.

        The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonably time limits to insure the accuracy of all services to be performed under these Terms and Conditions; provided that the Transfer Agent shall not have any liability to the Trust for loss or damage due to errors unless such errors were caused by its negligence, bad faith or willful misconduct or that of its employees. Nothing contained in this Section shall limit the Transfer Agent's responsibility for its performance of its obligations under these Terms and Conditions in accordance with the terms hereof.

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        The Trust agrees that Transfer Agent shall be paid fees for its services and reimbursed for expenses in accordance with the attached fee schedule (see attached Fee Schedule - Exhibit G). This Fee Schedule shall be in effect for three (3) years from the date the Transfer Agent commences providing the services hereunder.

VII.    DIVIDEND DISBURSEMENT

        The Transfer Agent, when appointed as Dividend Disbursing Agent by resolution of the Trust, will pay dividends for the Shares of the Trust for which it now or hereafter may be acting as Transfer Agent and Registrar, upon written notice by an officer of the Trust advising the Transfer Agent of a declaration of a dividend, and the payment to the Transfer Agent of the necessary funds with which to pay the dividend, in currently available funds deposited with the Transfer Agent by 11:00 a.m. EST on each dividend payable date.

        The Trust agrees to deposit good and collected funds with the Transfer Agent, such that the collected balance available to the Transfer Agent is sufficient to cover the amount of the dividend to be paid. Neither party intends the Transfer Agent to make a loan to the Trust. The Transfer Agent will have no obligation to pay the dividend until the Trust has provided sufficient collected and available funds to the Transfer Agent.

        The payment of such funds to the Transfer Agent for the purpose of being available for the payment of dividend checks from time to time is not intended by the Trust to confer any rights in such funds on the Trust's Shareholders whether in trust or in contract or otherwise.

        The Transfer Agent is authorized to draw and deliver from time to time new checks for the payment of dividends to take the place of checks theretofore drawn but not presented for payment, and to place stop payment on such checks, when such checks are represented by the payees to have been lost, mislaid or destroyed, and not to have been endorsed or negotiated. Unclaimed funds shall remain in designated disbursement accounts until such time as they are claimed by the shareholder or his representative or until the Trust provides further direction as to their disposition.

        The Transfer Agent is hereby authorized to deduct from all dividends and distributions declared by the Trust and disbursed by the Transfer Agent, as disbursing agent, the tax required to be withheld pursuant to Sections 1441, 1442, 1445 [1445 not required for funds] and 3406 of the Internal Revenue Code of 1986, as amended, or by any Federal or state statutes subsequently enacted, and to make the necessary return and payment of such tax in connection therewith.

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VIII.   UNCLAIMED PROPERTY ADMINISTRATION

        The Transfer Agent will provide unclaimed property reporting services for abandoned Share certificates and related cash dividends, which may be deemed abandoned or otherwise subject to an unclaimed property law. Such services may include preparation of unclaimed property reports, delivery of abandoned property to various states, completion of required due diligence notifications, responses to inquiries from owners, and such other services as may reasonably be necessary to comply with applicable unclaimed property laws.

        The Trust shall assist the Transfer Agent and provide such cooperation as may reasonably be necessary in the performance of the services hereunder including delivery to the Transfer Agent of any and all unclaimed property which may not otherwise be in the Transfer Agent's possession.

        The Transfer Agent shall assist the Trust in responding to inquiries from administrators of state unclaimed property laws regarding reports filed on the Trust's behalf or in response to requests to confirm the name of a reclaiming owner. The Transfer Agent shall exercise reasonable efforts to obtain release agreements from the various states offering such release agreements with respect to reports and abandoned property delivered to them and indemnification agreements from those states willing to provide them.

        The Transfer Agent, or its duly appointed agent, shall timely remit unclaimed Shares and cash of the Trust to the appropriate state or jurisdiction, as provided for under applicable unclaimed property law. The Transfer Agent shall provide such reports regarding unclaimed property services hereunder as the Trust may reasonably request from time to time.

        If the Trust elects not to have the Transfer Agent provide unclaimed property services as described herein (which election may be made with respect to one or more classes of Shares), the Trust shall give the Transfer Agent written notice of such election, and include in such notice: a) acknowledgment by the Trust that failure to report unclaimed property may result in the assessment of interest and penalties by the states against the Trust; and b) statement releasing the Transfer Agent from any liability for such penalties and interest that may be assessed against the Trust. See attached Exhibit C for a sample of such notice.

IX.     LOST SECURITY HOLDER SEARCH SERVICES

        Pursuant to Securities and Exchange Commission ("SEC") rules (See SEC Rule 240.17Ad/Ad-17, as amended), the Transfer Agent is required to provide the following services regarding lost security holder accounts, which together constitute Standard Search Services:

- Conduct a national database search between three and twelve months after a lost security holder account is identified.

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-  If the first national database search is not successful in locating the holder, conduct a second search between six and twelve months later.
- Report to the SEC in required transfer agent filings, information about the age of lost security holder accounts and amounts escheated to the various states.

        Exceptions to the SEC search requirements include:

-  Deceased shareholders
-  Shareholders that are not natural persons (e.g., corporations, partnerships)
- Cases where the value of all amounts due to the security holder (market value of the security, plus dividends and interest payable) are less than $25

        Subject to the last paragraph of this Section IX, Transfer Agent reserves the right to conduct additional searches, including searches for heirs of deceased holders, which constitute Deep Search Services.

        Transfer Agent reserves the right to work with service providers, contractors, or agents, to conduct national database searches to locate lost security account holders, or their beneficiaries or survivors, using Standard Search Services and Deep Search Services. The Trust agrees to pay the reasonable fees and expenses incurred by the Transfer Agent in the course of providing the referenced search services. The referenced fees and expenses may be assessed periodically by the Transfer Agent in accordance with the services provided. (See attached Fee Schedule - Exhibit G.)

        Unless the Trust notifies the Transfer Agent in writing and reasonably objects thereto, the Trust hereby agrees to be enrolled in the referenced search services, to be conducted by the Transfer Agent, or its service providers, contractors or agents. Fees and expenses are subject to change, and the Trust will receive written notification from the Transfer Agent in advance of such changes.

        In the event that the Trust determines that the Deep Search Services should not be conducted, the Trust shall give the Transfer Agent written notice of such election. See attached Exhibit D for a sample of such notice.

X.      CONFIDENTIALITY OF RECORDS

        The Transfer Agent will hold confidential all information received from Trust in the course of providing services described herein. Such information will not be disclosed to others except as required by applicable law, or upon Trust's prior written approval, or pursuant to a valid Court Order.

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XI.     RESIGNATION OR REMOVAL

        The Transfer Agent may resign upon 90 days advance written notice to the Trust, subject to any separate agreement which the Transfer Agent may have with the Trust.

        The Trust may remove the Transfer Agent as Transfer Agent, Registrar, and/or Dividend Disbursing Agent, as the case may be, subject to any separate agreement which the Transfer Agent may have with the Trust, upon 90 days advance written notice to the Transfer Agent, by a resolution of the Board of Trustees of the Trust. Such removal shall become effective upon receipt by the Transfer Agent of a certified copy of such resolution and upon the payment of all amounts due the Transfer Agent, including any outstanding fees and expenses, up to and including the removal date in connection with such agency.

        Notwithstanding the above, these Terms and Conditions of Appointment may be terminated at any time by either the Trust or the Transfer Agent upon a material breach of a representation, covenant or term of these resolutions by the other party which is not cured within a period not to exceed thirty (30) days after the date of written notice thereof by the other party.

        Upon the effective date of a resignation or removal in accordance with the provisions noted above, the Transfer Agent shall deliver, at the expense of the Trust, to the Trust, or to a successor Transfer Agent as directed in writing by the Trust, all records of the Trust in the possession of the Transfer Agent.

    XII.  MERGER OR CONSOLIDATION

        Any company into which the Transfer Agent may be merged or converted or with which it may be consolidated, or any company resulting from any merger, conversion or consolidation to which it shall be a party, shall be the successor Transfer Agent, Registrar and/or Dividend Disbursing Agent without the execution or filing of any paper or the performance of any further act, anything herein to the contrary notwithstanding.

XIII.   NOTICES

        All notices, requests, and other communications under these Terms and Conditions of Appointment shall be in writing and shall be addressed to the appropriate party as follows:

        If to the Trust, to the address specified by the company in the appointment documentation listed in Exhibit A.


        If to the Transfer Agent:

               Wells Fargo Shareowner Services

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               Attn: Manager of Account Administration
               161 North Concord Exchange
               South St. Paul, Minnesota 55075-1139

        These addresses may be changed by giving written notice to the other party.

XIV.    GOVERNING LAW

        These Terms and Conditions of Appointment shall be construed, performed and enforced in accordance with, and governed by, the Laws of the State of Minnesota.

XV.     AMENDMENT

        These Terms and Conditions of Appointment may be amended or modified only by a resolution of the Trust adopting a written amendment approved by the Transfer Agent.

        THE PARTIES ACKNOWLEDGE AND AGREE AS FOLLOWS: THE [AMENDED AND RESTATED] DECLARATION OF TRUST ESTABLISHING THE TRUST, DATED AUGUST 6, 2004, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "RMR PREFERRED DIVIDEND FUND" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE TRUST. ALL PERSONS DEALING WITH THE TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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                                    EXHIBIT A

                      DOCUMENTS REQUIRED TO MAKE EFFECTIVE

                               THE APPOINTMENT OF

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                         AS TRANSFER AGENT AND REGISTRAR

A.   Documents required to make appointment effective:

     1. A copy of resolutions appointing the Transfer Agent, Registrar and Dividend Disbursing Agent, and adopting the Terms and Conditions of Appointment, duly certified by the Secretary of the Trust to be still in full force and effect no later than the effective date of appointment.

     2. A copy of the Agreement and Declaration of Trust of the Trust, together with all amendments, duly certified by the Secretary of State of the Commonwealth of Massachusetts.

     3. A copy of the By-Laws of the Trust and all amendments thereto certified by the Secretary or Assistant Secretary of the Trust.

     4.   An opinion of the Trust's counsel as to:

          -    the valid organization and existence of the Trust;

          - the due authorization and issuance of the Shares for which the Transfer Agent is appointed;

          - the due registration of such Shares under the proper federal and/or state laws and regulations, or if exempt from registration, the applicable section of the Securities Act of 1933 (as amended) and the basis of such exemption, and the fact that no order or consent of a governmental or regulatory authority is required in connection with the issuance of such Shares or, if such order or consent is required, a statement to that effect.

     5. Letter signed by the Secretary setting forth the particulars as to any stop transfer orders (e.g., lost certificates or adverse claims) or other transfer restrictions in effect against any outstanding certificates, or stating that there are none.

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     6.   True and complete list, certified by the Secretary as of the effective date of the appointment of the Transfer Agent and Registrar, showing names, addresses, number of Shares, date of issue, taxpayer identification number and certificate number for the shareholders of the Trust, or a statement that Wells Fargo may rely upon information provided by the former transfer agent or recordkeeper.

     7. A list of names, titles and specimen signatures of officers or other employees authorized to give the Transfer Agent instructions for original issuance and/or cancellation of Shares of the Trust.

     8. Name, title, and address of individual to whom notices, requests and other communications under the Terms and Conditions of Appointment should be sent.

     9. A list of names and titles of the person(s) authorized to give ongoing instructions (other than original issuance instructions) to, or to requisition information from, the Transfer Agent.

     10. A final balancing report as of the Effective Date of Appointment (Exhibit E) certified correct by the Secretary of the Trust providing information regarding the issues for which the Transfer Agent is appointed including any Shares which have been reserved for issuance upon exercise of any purchase, option, conversion right, etc.

     11. Specimen Share certificates (currently in circulation or to be issued), if any, of the class or classes for which the Transfer Agent is appointed.

B. Preliminary Information Form (see attached) to be completed by the Trust and returned to the Transfer Agent.

C. Rights Agent. If the Trust has a Rights Plan and wishes to appoint the Transfer Agent as successor Rights Agent, a copy of the Rights Plan must be provided to the Transfer Agent for review and approval prior to the effective date of appointment.

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                                    EXHIBIT B

                          PRELIMINARY INFORMATION FORM

                               TO BE FURNISHED TO

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                      IN CONNECTION WITH ITS APPOINTMENT AS

                          TRANSFER AGENT AND REGISTRAR

1.   Name of Trust RMR PREFERRED DIVIDEND FUND

2.   Complete mailing address of Trust 400 Centre Street, Newton, MA 02458.

     Phone and fax numbers of Trust Phone: 617-332-9530; Fax: 617-796-8376

3. Name and address of counsel : Sullivan & Worcxester, 1666 K Street, NW, Washington, DC 20006.

     Individual counsel contact Robert N. Hickey, Esq.

     Phone and fax numbers of counsel contact Phone: (202) 775-1205;
     Fax: (202) 293-2275

4.   Company name, contact and phone number of certificate printer   N/A

5.   Number of shareholders prior to current public offering, if applicable:
     1 shareholders

6.   State of formation of Trust   MA

7.   Trust's Federal Taxpayer Identification Number   20-11852808

8.   Trust's State Taxpayer Identification Number ______________________________

9.   Cusip Number   74963M109

10. Name and address of individual to whom reports of transfers should be sent, as requested
     Satya (Balakrishnan Satyamurti); 400 Centre Street, Newton, MA 02458.

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11.  Name and address of individual to whom invoices for fees and expenses should be sent

      ---same as above-------

12.  Date of next annual shareholder meeting   Not Yet Decided

13.  Previous Trust names and effective dates of name changes   None

14.  Mergers/Acquisitions, effective dates and rates   None

15. Record dates, distribution dates and rates for all Shares splits/dividends, and/or cash dividends paid in past 12 months (if applicable)

     None

16. Exchange or NASDAQ group on which Shares are traded and symbol RDR (applied for)

17.  Copy of most recent balance sheet and earnings statement. N/A

18.  Nature of business  Management Investment Company

19. Draft copy of registration statement and copy of final Prospectus if new offering is planned.

     Name of Underwriter See attached prospectus

     Number of Shares to be offered See attached prospectus

     Proposed price per Share See attached prospectus

20. If the Trust has a Rights Plan, provide a copy for review and approval prior to appointment.

This information is furnished by:


-------------------------------------------
Trust


-------------------------------------------
Authorized Signature


-------------------------------------------
Name


-------------------------------------------
Title


-------------------------------------------
Date

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                                    EXHIBIT C


                  [ SAMPLE LETTER FROM TRUST TO TRANSFER AGENT,
           OPTING OUT OF ABANDONED PROPERTY ADMINISTRATION SERVICES. ]


                 [ PLEASE SUBMIT LETTER ON TRUST LETTERHEAD WITH
                 SIGNATURE OF AUTHORIZED TRUST REPRESENTATIVE. ]


Wells Fargo Shareowner Services
Attn: ____________ [Account Manager]
161 North Concord Exchange
South St. Paul, Minnesota  55075-1139


RE:  ABANDONED PROPERTY ADMINISTRATION SERVICES;
     TRUST'S NOTICE OF INTENT NOT TO PARTICIPATE;
     LETTER OF INSTRUCTION TO TRANSFER AGENT


The undersigned authorized Trust representative acknowledges that Wells Fargo Shareowner Services, serving as Transfer Agent for the Trust, has apprised the Trust of the availability of unclaimed property administration and compliance services. THE TRUST HEREBY ELECTS NOT TO OBTAIN UNCLAIMED PROPERTY ADMINISTRATION AND COMPLIANCE SERVICES FROM WELLS FARGO SHAREOWNER SERVICES.

The Trust hereby acknowledges that failure to report unclaimed property may result in the assessment of interest and penalties by the states, and the Trust releases the Transfer Agent from any liability for such penalties and interest, if subsequently assessed.


Trust Name:
           -----------------------------------------------

Authorized By:
               ------------------------------------------------
                        (Print Name and Title)

Signature:
               ------------------------------------------------

Date:
               ------------------------------------------------

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                                    EXHIBIT D

           [ SAMPLE LETTER FROM TRUST TO TRANSFER AGENT, OPTING OUT OF
                   DEEP SEARCH LOST SECURITY HOLDER SERVICES ]

                 [ PLEASE SUBMIT LETTER ON TRUST LETTERHEAD WITH
                 SIGNATURE OF AUTHORIZED TRUST REPRESENTATIVE. ]


Wells Fargo Shareowner Services
Attn: ____________ [Account Manager]
161 North Concord Exchange
South St. Paul, Minnesota  55075-0738


RE:  DEEP SEARCH LOST SECURITY HOLDER SERVICES;
     TRUST'S ELECTION NOT TO PARTICIPATE;
     LETTER OF INSTRUCTION TO TRANSFER AGENT

Wells Fargo Bank, N.A. (the "Transfer Agent") serves as Transfer Agent, Registrar and Dividend Disbursing Agent for outstanding shares of beneficial interest ("Shares") of _____________ _______________________ (the "Trust"),
under resolution of the Trust. Pursuant to regulatory requirements, including rules of the Securities and Exchange Commission ("SEC"), the Transfer Agent, working with its contractors or agents, conducts lost security holder search services.

The undersigned Trust representative hereby acknowledges that the Transfer Agent has apprised the Trust of the availability of Deep Search Services. THE TRUST HEREBY GIVES WRITTEN NOTICE TO THE TRANSFER AGENT OF ITS ELECTION NOT TO PARTICIPATE IN DEEP SEARCH SERVICES, INCLUDING NATIONAL DATABASE SEARCHES FOR HEIRS OF DECEASED SECURITY HOLDERS. Upon receipt of this notice of the Trust's intent to forgo Deep Search Services, the Transfer Agent will conduct only Standard Search Services, as mandated by SEC requirements.

The Trust may decide to change its election and give the Transfer Agent reasonable advance written notice of its intent to participate in Deep Search Services.

Trust Name:
           -----------------------------------------------

Authorized By:
               ------------------------------------------------
                        (Print Name and Title)

Signature:
               ------------------------------------------------

Date:
               ------------------------------------------------

                                    EXHIBIT E
                         TRUST'S FINAL BALANCING REPORT
                   [ INFORMATION TO BE PROVIDED BY THE TRUST]

               NAME OF TRUST: ___________________________________

CATEGORY OF SHARES                                                   NUMBER OF SHARES
-----------------------------------------------------------------------------------------
Class of Shares
and Par Value

Shares Authorized by
Agreement and Declaration of Trust

Shares Outstanding on
Effective Date of Appointment

Reserve Description:

Reserve Description:

Reserve Description:

Unresolved Discrepancy Description:

Unresolved Discrepancy Description:

Information Certified Correct by (signature):    ___________________________

Name and title (printed):  _________________________________________________

Date: ______________________________________________________________________

                                    EXHIBIT F

                  PRIOR TRANSFER AGENT'S FINAL BALANCING REPORT

   [ INFORMATION TO BE PROVIDED BY A PRIOR TRANSFER AGENT OR RECORDKEEPER, IN
     ADDITION TO UNRESOLVED DISCREPANCIES, TRANSFER ACTIVITY JOURNALS, STAFF
                                CONTACTS, ETC. ]

CATEGORY OF SHARES                                                   NUMBER OF SHARES
---------------------------------------------------------------------------------------
Class of Shares
and Par Value

Shares Authorized by
Agreement and Declaration of Trust

Shares Outstanding
on Effective Date of Appointment

Unresolved Discrepancy Description:

Unresolved Discrepancy Description:

Unresolved Discrepancy Description:

Information Certified Correct by (signature):  ______________________

Name and title (printed):  __________________________________________

Date: _______________________________________________________________

                                    EXHIBIT G

                             TRANSFER AGENT SERVICES

                                  FEE SCHEDULE

                                       FOR

                           RMR PREFERRED DIVIDEND FUND


                              EFFECTIVE 01/24/2005

                                    SUBMITTED
                                    1/24/2005
                                       BY
                         WELLS FARGO SHAREOWNER SERVICES


   This Fee Schedule is considered CONFIDENTIAL and intended for internal use only by the company.

                           RMR Preferred Dividend Fund

                         TRANSFER AND REGISTRAR SERVICES

TRANSFER SERVICES MINIMUM
     MONTHLY TRANSFER MINIMUM ($_________ Annually)                                                       $_________

     Items on this page under Maintenance & Transactions are calculated against the monthly minimum for the main security issue. Any volumes that will exceed the minimum will be billed at the per unit rate.

ADMINISTRATION
     ADMINISTRATIVE FEE-ADDITIONAL SECURITY ISSUE (per month)                                             $_________

     Administrative costs for maintaining other issues (Warrant and/or Preferred stock). This fee, as well as fees for the services performed on these stock issues are not included in any monthly minimum fee for the main security issue.

MAINTENANCE
     ACCOUNT MAINTENANCE (per open & closed accounts)


     SHAREHOLDER PHONE CALLS & CORRESPONDENCE                                                                    N/C

TRANSACTIONS
     CERTIFICATES ISSUED                                                                                  $_________


     BOOK ENTRY CERTIFICATE DEPOSIT/WITHDRAWAL                                                            $_________

     BOOK ENTRY TRANSFERS (certificate-less transfers)                                                    $_________

     RESTRICTED TRANSFERS                                                                                 $_________

     STOCK OPTIONS/CORPORATE CLIENT ISSUANCES                                                             $_________

     STOCK OPTIONS INVOLVING SWAP                                                                         $_________

     LEGAL TRANSFERS                                                                                      $_________

     TRANSFER DEFICIENCIES                                                                                $_________

DWAC MOVEMENT (deposit/withdrawal at custodian, Fee assessed to brokers)                                         N/C

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund

                             ANNUAL MEETING SERVICES

PROXY PROCESSING
     EMPLOYEE RECORD INTEGRATION ADMINISTRATIVE FEE                                                       $_________

     EMPLOYEE FILE TRANSMISSION-WFSS STANDARD LAYOUT (per file)                                           $_________

     EMPLOYEE RECORDS ACCOUNTS MAINTAINED                                                                 $_________

     CUSTOMIZED PROGRAMMING TO THE EMPLOYEE FILE LAYOUT                                                   $____/hour

     ADP FILE TRANSMISSION                                                                                $_________

     INSPECTOR OF ELECTION                                                                                $_________

     PROXY REGISTER                                                                                              N/C

MAILING
     PROXY CARDS ADDRESSED ($_______ minimum, per issue)                                                  $_________

     PREPARATION & MAILING PROXY MATERIAL ($______ minimum - per mailing)

          INSERTING (assumes 4 pieces, machine insert, additional pieces billed extra)                    $_________

TABULATION ($_______ MINIMUM)
     SYSTEM AUTOMATED VIA SCAN                                                                            $_________

     SYSTEM UPDATE - NO SCAN                                                                              $_________

     ADP, BANKS, BROKERS                                                                                  $_________

     HAND TAB                                                                                             $_________

     PHONE                                                                                                $_________

     INTERNET                                                                                             $_________

ELECTRONIC VOTING                                                                                         $_________
     ELECTRONIC VOTING ANNUAL SETUP FEE                                                                   $_________

     PHONE LINE CHARGE (Domestic & Foreign calls)                                                         $_________

     INTERNET VOTING FEE                                                                                  $_________

     CUSTOMIZED PROGRAMMING FOR ELECTRONIC VOTING SET-UP                                                  $____/hour

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund

                             ANNUAL MEETING SERVICES

EXPENSES

     BROKER FULFILLMENTS - PRINT & DISTRIBUTE                                                             As Incurred

     SPECIFIC OUT OF POCKET EXPENSES (proxy material, postage, courier, stationery, travel, etc)          As Incurred

     RETURN POSTAGE (per proxy card returned)                                                             $__________

     PHONE VOTING TAX (Federal / State)                                                                   As Incurred

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund


                    FEES RELATED TO INITIAL PUBLIC OFFERINGS

STANDARD INITIAL PUBLIC OFFERING (IPO) - Administrative Fee (one time)                                    $_________

ATTENDANCE  AT IPO CLOSING (one time, if applicable) (Daily cost for attendance + travel                  $_________
expenses)

ADMINISTRATIVE FEE - OVER ALLOTMENT CLOSING                                                               $_________

SECONDARY OFFERING - ADMINISTRATIVE FEE                                                                   $_________

SELLING SHAREHOLDER FEES (BASED ON THE COMPLEXITY OF THE PROJECT)                              _________ - _________
     ADMINISTRATIVE FEE

SELLING SHAREHOLDER FEES (FINAL QUOTE WILL BE BASED ON THE COMPLEXITY OF THE PRO               _________ - _________
     PER SHAREHOLDER

     - Recording receipt of letter of transmittal and accompanying certificates
     - Checking the presented certificates for stop transfer orders
     - Cancel surrendered certificates
     - Examining & verifying the adequacy of transfer documents
     - Respond to phone calls and correspondence
     - Calculate distribution amounts in payment of stock
     - Prepare distribution checks, reconcile funds account, 1099B reporting

REORGANIZATION (PRE-IPO FORWARD OR REVERSE SPLITS, ACQUISITIONS, ETC.)
     LETTER OF TRANSMITTALS (by appraisal)                                                     _________ - _________

     - Recording receipt of letter of transmittal and accompanying certificates
     - Checking the presented certificates for stop transfer orders
     - Cancel surrendered certificates
     - Examining & verifying the adequacy of transfer documents
     - Respond to phone calls and correspondence
     - Calculate distribution amounts in payment of stock
     - Prepare distribution checks, reconcile funds account, 1099B reporting

REORGAZNIATION (PRE-IPO FORWARD OR REVERSE SPLITS, ACQUISITIONS, ETC.)
    ACCOUNT MAINTENANCE (annual, billed monthly)                                                          $_________

REORGANIZATION (PRE-IPO FORWARD OR REVERSE SPLITS, ACQUISITIONS, ETC.)
     MONTHLY ADMINISTRATIVE FEE (per month)                                                               $_________

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE  EFFECTIVE  01/24/05

                           RMR Preferred Dividend Fund

                            INVESTMENT PLAN SERVICES

PLAN AMENDMENT FEE                                                                                        $_________

INVESTMENT FEES
     DIVIDEND REINVESTMENT (per shareholder account, per investment)                                      $_________

     OPTIONAL CASH INVESTMENTS (Check)                                                                    $_________

     AUTOMATIC WITHDRAWAL (ACH Investments)                                                               $_________

     EMPLOYEE STOCK INVESTMENTS (via payroll deduction)                                                   $_________

     INVESTMENT FEE MINIMUM (per each investment)                                                         $_________

     PAYROLL FILE TRANSMISSION (per occurrence)                                                           $_________

     INVESTMENT PLAN REGISTER (per investment - detail report on each participant,                        $_________
     available upon request of the company)

     BROKERAGE COMMISSIONS ON PURCHASE OF SHARES (per share)                                              $_________

TRANSACTION FEES
     INTRA-INVESTMENT PLAN TRANSFERS (per transaction)                                                    $_________

     PLAN CERTIFICATE DEPOSIT/WITHDRAWAL                                                                  $_________

     PLAN SALES (per request, shareholder paid)                                                           $_________

     BROKERAGE COMMISSION ON SALE OF SHARES (per shares, shareholder paid)                                $_________

     AUTOMATIC WITHDRAWAL INVESTMENT ACH REJECTS                                                          $_________

     DUPLICATE STATEMENT REQUEST-ARCHIVED (per year requested, shareholder paid)                          $_________

DIRECT PURCHASE FEES
     DIRECT PURCHASE PHONE FULLFILLMENTS                                                                  $_________

     NON-SHAREHOLDER ENROLLMENTS (shareholder paid)                                                       $_________

     DIRECT PURCHASE REGISTERED BROKER / DEALER FEE (annual)                                              $_________

EXPENSES

     OUT-OF-POCKET EXPENSES (postage, stationery, return postage, courier, etc.)                          As Incurrred

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund


                         PRODUCTION AND MAILING EXPENSES

INFORMATION REPORTING (HARD COPY)
     PER ACCOUNT SCANNED (for partial reporting)                                                          $_________

     PER ACCOUNT GENERATED/PRINTED ($_____ minimum)                                                       $_________

     ADDITIONAL COPY OF PRODUCTION REQUEST                                                                $_________

INFORMATION REPORTING (ELECTRONIC)
     PER ACCOUNT SCANNED (for partial reporting)                                                          $_________

     PER ACCOUNT GENERATED/PRINTED ($_____ minimum)                                                       $_________

     DISKETTE/E-MAIL FILE/TAPE/CD                                                                         $_________

CERTIFICATE DETAIL LIST
     BASE + PER ACCOUNT SCANNED                                                                           $___ + ___

SHAREHOLDER SURVEY (NO NAMES PRINTED)
     BASE FEE + PER ACCOUNT SCANNED                                                                       $___ + ___

RUSH PRODUCTION JOB
     24 HOUR/SAME DAY TURNAROUND                                                                          $___ + ___

MAILING
     PREPARATION FOR MAILING ($____ Minimum)

          AFFIX LABELS (Machine/By Hand)                                                                  $___ / ___

          INSERT (Machine/By Hand)                                                                        $___ / ___

          FOLDING                                                                                         $_________

          MATCH MAIL                                                                                      $_________

     NEW ACCOUNT MAILING (per month)                                                                      $_________

     PRESORT DISCOUNT ON MAILING (per piece mailed, if qualified)                                        -$.________

     RUSH MAILING FEE (24 Hour/Same Day Turnaround)                                                  Min. $___ / ___

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund


                     ABANDONED PROPERTY/ESCHEATMENT SERVICES

CLEARINGHOUSE
     ANNUAL UNCLAIMED PROPERTY - ADMINISTRATIVE FEE (Main Issue)                                          $_________

     ANNUAL UNCLAIMED PROPERTY - ADMINISTRATIVE FEE (for each additional issue)                           $_________

     SHARES/CHECKS ESCHEATED (per account)                                                                $_________

     DATA EXCHANGE FILE OF ACCOUNT NAMES WITH CLEARINGHOUSE (per exchange)                                $_________

     DUE DILIGENCE MAILING (Uncashed Checks, Unexchanged Shares) (per notice mailed)                      $_________

COMPANY DIRECTED
     ADMINISTRATIVE FEE                                                                                   $_________

     CHECKS ESCHEATED (per check)                                                                         $_________

     UNDERLYING SHARES (per account)                                                                      $_________

     OUTSTANDING CHECK NOTIFICATION (per notice mailed)                                                   $_________

ESCHEATMENT REPORT OF UNCLAIMED PROPERTY
     ACCOUNT SCANNED                                                                                      $_________

     ACCOUNT PRINTED ($____ minimum)                                                                      $_________

LOST SHAREHOLDER PROGRAM
     STANDARD SEARCH (SEC Mandated-2 or less searches)                                                    $_________

     DEEP SEARCH                                                                                          $_________

OTHER FEES
     CHECK REPLACEMENTS (upon response of due diligence mailing, outstanding check notification)          $_________

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund

                                SPECIAL SERVICES

SHAREOWNER ON-LINE (SHAREHOLDER ACCESS TO RECORDS VIA THE INTERNET)
     SETUP FEES (modifications billed as quoted)                                                          $_________

     SHAREHOLDER ACCESS FEES (for all open and close accounts)                                            $_________

     ANNUAL MAINTENANCE                                                                                   $_________

     SHAREOWNER ON-LINE COMMUNICATION TO SHAREHOLDERS (including temporary PIN)                              At Cost

SHAREOWNER CLIENT CONNECT(R)(INTERNET ACCESS TO SHAREHOLDER RECORDS)
     SET-UP FEE (one time)                                                                                $_________

     ANNUAL ACCESS SUPPORT                                                                                $_________

     ($____ minimum covers up to 5 ID's, additional ID's at $____ each)

     Reports included in basic access fee:
     - Proxy Reports
     - Issued Shares & Reserve Balancing Report
     - Treasury Balancing Report
     - Shareowner Account Summary Report

     REPORTS - ACCESS TO LISTS & SURVEYS (fee billed based on shareholder
     accounts(annual for all open & closed accounts)                                                      $_________

TRANSFER REVIEW NOTIFICATION (IE: OFFICERS, DIRECTORS, EMPLOYEES)
     ACCOUNT SETUP                                                                                        $_________

     NOTIFICATION REPORTING OF ACTIVITY (per month)                                                       $_________

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund

                                SPECIAL SERVICES

MISCELLANEOUS
     W8 SOLICITATION MAILING (IRS Mandated-includes postage)                                              $_________

     DIRECT REGISTRATION SETUP FEE (utilizing standard forms)                                             $_________

     DIRECT REGISTRATION SALES FACILITY (Annual)                                                          $_________

     CONVERSION OF SHAREHOLDER RECORDS (manual input, $____ minimum)                                      $_________

     COMPANY NAME CHANGE                                                                                  $_________

     OFAC COMPLIANCE                                                                                             N/C

     OVERDRAFT FEES (Federal Fund Rate applied to overdraft balance, per day +                         As Calculated
     $___ per day)

     RESEARCH / CLERICAL (per hour)                                                                       $_________

     WIRE FUNDS                                                                                           $_________

     RECORD RETENTION MAINTENANCE (Per Box)                                                               $_________

     TRANSFER SERVICES TERMINATION FEE (___% of annualized fees if termination is a                    As calculated
     result of a corporate action or any corporate decision unrelated to service quality, within 1st 12 months, ___% of annualized fees will be assessed if it occurs after 12 months.)

     TERMINATION FEE - MAINTAIN ACCOUNT RECORDS THROUGH NEXT ANNUAL PURGE (per                            $_________
     account)

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund

                         OTHER TRANSFER RELATED SERVICES

STOPS ON TRANSFERS, RESTRICTIONS, LEGENDS ON CERTIFICATES                                                 $_________

REPLACEMENT OF LOST CERTIFICATES AND FILING NOTICE OF LOSS WITH SEC                                       $_________

RUSH TRANSFERS (company request)                                                                          $_________

UNDELIVERED CERTIFICATE REMAILED TO NEW ADDRESS                                                           $_________

CERTIFICATE CONFISCATIONS                                                                                 $_________

ADVERSE CLAIM (per handling of claim)                                                                     $_________

SPECIAL CODING IRS (B-Notice, C-Notice)                                                                   $_________

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05

                           RMR Preferred Dividend Fund

                                    EXPENSES

GENERAL OUT-OF-POCKET EXPENSES, NOT RELATED TO A SPECIFIC ACTIVITY
     PER ACCOUNT (costs for stationery, general forms, daily postage including                            $_________
     certificate mailing, W-9's, phone & long distance charges, etc.) (per account, per month)

INSURANCE
     INSURANCE FOR MAILING CERTIFICATES (per certificate issued)                                          $_________

SPECIFIC OUT-OF-POCKET
     SPECIFICALLY IDENTIFIABLE OUT-OF-POCKET COSTS (postage, courier fees, return                        As Incurred
     postage, customized forms, etc.)

WEBLINK
     ANNUAL WEBLINK EXPENSE (link to access corporate overview and stock quote)(annual)                   $_________

WELLS FARGO SHAREOWNER SERVICES
 FEE SCHEDULE EFFECTIVE 01/24/05